GE INVESTMENTS FUNDS, INC.

Total Return Fund

(Class 1)

Supplement dated October 3, 2016

To the Statutory Prospectus and Statement of Additional Information dated May 1, 2016, as supplemented on July 1, 2016, and the Summary Prospectus dated May 1, 2016, as supplemented and amended on July 1, 2016

At a Board of Directors meeting held on June 9, 2016, the Board of Directors (the “Board”) of the GE Investments Funds, Inc. (the “Company”) approved the rebranding of the Company and each of its series portfolios (each, a “Fund” and collectively, the “Funds”) in connection with the appointment of SSGA Funds Management, Inc. (“SSGA FM”) as investment adviser to the Funds. Subject to the requisite approval by the Company’s shareholders, effective on or about November 30, 2016, the Company will be rebranded the “State Street Variable Insurance Series Funds, Inc.” Effective on or about November 30, 2016, the Total Return Fund will change its name and ticker symbol as follows:

Old Name	Old Ticker Symbol	New Name	New Ticker Symbol
GE Investments Total Return Fund		State Street Total Return V.I.S. Fund
Class 1	GETIX	Class 1	SSTIX

Furthermore, at a Board meeting held on September 9, 2016, the Board approved the termination of BlackRock Investment Management, LLC (“BlackRock”) as investment sub-adviser to the Total Return Fund. Effective on or about November 30, 2016, SSGA FM will directly manage the underlying passive strategies of the Total Return Fund, and BlackRock will no longer serve as investment sub-adviser to the Total Return Fund.

This Supplement should be retained with your

Summary Prospectus, Prospectus and SAI for future reference.